EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I,	Raymond J. Pacini, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A (Amendment No. 1) of the registrant, RW Holdings NNN REIT, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 16, 2018	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer
(Principal Financial Officer)